EXHIBIT 10.30

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of September 30, 2009, by and among COHEN BROTHERS, LLC, a Delaware limited liability company (“Borrower”), each of the Subsidiary Guarantors a party hereto; TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A. in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Exhibit A (as such Exhibit may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below), (such financial institutions, collectively the “Lenders” and each individually a “Lender”).

BACKGROUND

A. Pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated June 1, 2009, by and among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower a revolving line of credit not to exceed Thirty Million Dollars ($30,000,000) (the “Loans”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement).

B. Borrowers have requested that Lenders (i) modify, in certain respects, the terms of the Loan Agreement, and (ii) consent to Borrower’s execution and delivery of the Merger Amendment (as defined below); and Lenders have agreed to such modifications and to grant such consent in accordance with, and subject to, the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Pursuant to 7.14 of the Loan Agreement, Borrower is prohibited from entering into any material amendments, modifications or waivers to the Merger Agreement or the Merger Documents (as each term is defined in the Loan Agreement), except to the extent expressly set forth in Section 7.14. Borrower has requested Lenders’ consent to amend the Merger Agreement pursuant to an Amendment No. 3 to Agreement and Plan of Merger, a true and correct copy of which is attached hereto as Exhibit A (the “Merger Amendment”). Each Lender hereby consents to Borrower’s execution and delivery of the Merger Amendment. The consent granted herein is limited to the execution and delivery of the Merger Amendment and shall not constitute a consent to any other transaction or for any other purpose. Such consent shall not constitute, or be deemed to constitute, a course of conduct and nothing contained herein shall obligate Lenders to consent, now or in the future, to any other transaction not permitted under the Loan Agreement.

2. Amendment to Loan Agreement.

(a) Section 8.1(t) of the Loan Agreement is hereby amended and restated in full as follows:

“(t) Merger – if the Merger Agreement is terminated by any party thereto and sixty (60) days have elapsed since such termination or, in any event, if the Merger is not consummated in accordance with the terms of the Merger Agreement and all Requirements of Law by December 31, 2009.”

(b) Schedule 6.23 to the Loan Agreement is hereby amended by extending, until October 15, 2009, the time period in which Borrower must deliver executed Notice Letters with respect to the Management Agreements related to Dekania CDO I, Ltd. and Dekania CDO II, Ltd.

3. Representations and Warranties.

Borrower represents and warrants to Agent and Lenders that:

(a) By execution of this Amendment, all warranties and representations made to Agent under the Loan Documents, including the Guarantor Security Agreement, are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

(b) The making and performance of this Amendment will not violate any Requirement of Law, or Borrower’s or Subsidiary Guarantor’s certificate of formation, operating agreement or any other organizational documents, or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which Borrower or such Subsidiary Guarantor is a party, or by which Borrower or such Subsidiary Guarantor is bound.

(c) Borrower and each Subsidiary Guarantor has all requisite power and authority to enter into and perform this Amendment, and to incur the obligations herein provided for, and has taken all proper and necessary action to authorize the execution, delivery and performance of this Amendment.

(d) This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

(e) No Default or Event of Default exists.

4. Ratification of Loan Agreement. This Amendment is hereby incorporated into and made a part of the Loan Agreement, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement as amended by this Amendment. As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower (and by its signature below, each Subsidiary Guarantor) hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing lien on and security interest in, upon and to all of Borrower’s (or such Subsidiary Guarantor’s) now owned or hereafter acquired, created or arising Collateral.

5. Confirmation of Indebtedness. Borrower and each Subsidiary Guarantor confirm and acknowledge that as of the close of business on September 29, 2009, (i) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of

$24,950,000 and (ii) Issuing Bank has issued Letters of Credit in the face amount of $50,000, in each case without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

6. Confirmation of Subsidiary Guarantors. By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated July 27, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

7. Effectiveness Conditions. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) Delivery to Agent of this Amendment executed by Borrower and each Subsidiary Guarantor; and

(b) Payment to Agent of all of Agent’s Expenses.

8. Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

9. Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower, Subsidiary Guarantors, and Agent or Lenders, as required under the Loan Agreement.

10. Duplicate Originals: Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

11. Waiver of Jury Trial: EACH SUBSIDIARY GUARANTOR, BORROWER, AGENT AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

TD BANK, N.A., as Agent and as Lender

By:	/s/ RICHARD ZIMMERMAN
Richard Zimmerman
Vice President

COHEN BROTHERS, LLC

By:	/s/ JAMES J. McENTEE, III
James J. McEntee, III
Chief Operating Officer

BRIGADIER CAPITAL MANAGEMENT, LLC
BRIGADIER GP, LLC
CIRA ECM HOLDINGS, LLC
CIRA ECM, LLC
COHEN & COMPANY FINANCIAL MANAGEMENT, LLC
COHEN & COMPANY FUNDING, LLC
COHEN & COMPANY MANAGEMENT, LLC
COHEN & COMPANY VENTURES, LLC
COHEN BROS. ACQUISITIONS, LLC
COHEN MUNICIPAL CAPITAL MANAGEMENT, LLC
DEEP FUNDING GP, LLC
DEKANIA CAPITAL MANAGEMENT, LLC
DEKANIA INVESTORS, LLC
SAPIN CAPITAL GP, LLC
SAPIN CAPITAL MANAGEMENT, LLC
STRATEGOS CAPITAL MANAGEMENT, LLC

By:	/s/ JAMES J. McENTEE, III
James J. McEntee, III
Chief Operating Officer of each of the foregoing entities

[SIGNATURE PAGE TO FIRST AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

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COHEN ASIA INVESTMENTS LTD.

By:	/s/ CHRISTOPHER RICCIARDI
Christopher Ricciardi
Director

[SIGNATURE PAGE TO FIRST AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

S-2

EXHIBIT A

AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER, dated as of September 30, 2009 (this “Amendment”), by and among Alesco Financial Inc., a Maryland corporation (“AFN”), Cohen Brothers, LLC, a Delaware limited liability company (d/b/a Cohen & Company) (“C&C”), and Alesco Financial Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of AFN (“Merger Sub”).

BACKGROUND

WHEREAS, AFN, Fortune Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of AFN, and C&C entered into an Agreement and Plan of Merger, dated as of February 20, 2009 (the “Original Merger Agreement”);

WHEREAS, AFN, Fortune Merger Sub, LLC, C&C, and, as assignee of Fortune Merger Sub, LLC, Merger Sub entered into an Amendment No. 1 to Agreement and Plan of Merger, dated as of June 1, 2009 (the “First Amendment”);

WHEREAS, AFN, Merger Sub and the Company entered into Amendment No. 2 to Agreement and Plan of Merger, dated as of August 20, 2009 (together with the Original Merger Agreement and the First Amendment, the “Merger Agreement”);

WHEREAS, the Merger Agreement provides for the merger of Merger Sub with and into C&C, with C&C as the surviving limited liability company (the “Merger”);

WHEREAS, in furtherance of the consummation of the Merger, the parties desire to change the Drop Dead Date (as defined in Section 7.1(b)(ii) of the Merger Agreement) from September 30, 2009 to December 31, 2009;

WHEREAS, the board of directors of AFN, a special committee of the board of directors of AFN and the board of managers of Merger Sub have, by resolutions duly adopted, approved this Amendment and determined that this Amendment is advisable; and

WHEREAS, the board of managers of C&C has, by resolutions duly adopted, approved this Amendment and determined that this Amendment is advisable.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

AMENDMENT OF MERGER AGREEMENT

(a) Amendment of Definition of Drop Dead Date. The definition of Drop Dead Date set forth in Section 7.1(b)(ii) of the Merger Agreement is hereby changed from September 30, 2009 to December 31, 2009.

ARTICLE II

MISCELLANEOUS

(b) Definitions. Unless otherwise defined herein, all capitalized terms shall have the meanings specified or referred to in the Merger Agreement.

(c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

(d) Counterparts and Other Matters. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original. Except as provided in this Amendment, the Merger Agreement shall remain in full force and effect in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ALESCO FINANCIAL INC.

By:	/s/ JAMES J. McENTEE, III
Name:	James J. McEntee, III
Title:	President and CEO

COHEN BROTHERS, LLC

By:	/s/ CHRISTOPHER RICCIARDI
Name:	Christopher Ricciardi
Title:	President and CEO

ALESCO FINANCIAL HOLDINGS, LLC

By:	/s/ JAMES J. McENTEE, III
Name:	James J. McEntee, III
Title:	President and CEO

[Signature Page to Amendment No. 3 to Agreement and Plan of Merger]